SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                       __________________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 or 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 1999


                  THE MACNEAL-SCHWENDLER CORPORATION
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           (Exact Name of Registrant as Specified in Charter)


DELAWARE                      1-8722                 95-2239450
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(State or Other)           (Commission             (IRS Employer
Jurisdiction of             File Number           Identification No.)
Incorporation

815 COLORADO BOULEVARD, LOS ANGELES, CALIFORNIA           90041
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(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number including area code:(323) 258-9111

                          Not applicable.
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    (Former name or former address, if changed since last report.)


Item 8.  Change in Fiscal Year.

     On January 29, 1999, The MacNeal-Schwendler Corporation ("MSC") determined to change its fiscal year. In the past, MSC reported financial results on a fiscal year that ran from February 1 to January
31.  MSC's new fiscal year will run from January 1 to December 31.
MSC will report its restated financial results for the transition period running from January 1, 1998 to December 31, 1998 on Form 10-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            THE MACNEAL-SCHWENDLER CORPORATION



                             By: /s/ Louis A. Greco
                                 ------------------------------
                                 Louis A. Greco
                                 Chief Financial Officer


Date:  January 29, 1999